UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 13, 2015

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-34404	75-0970548
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (432) 684-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 7, 2015, Andrew Speese, through his attorney, filed a purported shareholder class action and derivative action on behalf of himself and the other shareholders of Dawson Geophysical Company (“Dawson”) in the United States District Court for the Western District of Texas (Midland/Odessa Division), against Dawson, its current directors, TGC Industries, Inc. (“TGC”) and Riptide Acquisition Corp., a wholly owned subsidiary of TGC (“Merger Sub”). The lawsuit alleges, among other things, that the members of Dawson’s board of directors breached their fiduciary duties in connection with the proposed strategic business combination with TGC, and that TGC’s registration statement dated November 6, 2014, as subsequently amended, and prospectus filed on December 31, 2014 contain material omissions and materially misleading statements. The complaint seeks to enjoin Dawson, TGC and Merger Sub from taking any actions that would allow the consummation of the proposed strategic business combination contemplated by that certain Agreement and Plan of Merger, dated October 8, 2014 by and among Dawson, TGC and Merger Sub (the “Merger Agreement”) or, in the event that the proposed strategic business combination is consummated, seeks a judgment for damages.

In addition, on January 8, 2015, Dawson received a letter dated January 7, 2015 from legal counsel for Andrew Speese with respect to the lawsuit described above demanding that the board of directors of Dawson take legal action to remedy alleged breaches of fiduciary duties in connection with the proposed strategic business combination and to recover damages caused by such alleged breaches.

Dawson’s board of directors has formed a Special Litigation Committee to investigate and determine whether any of the derivative claims should be pursued. Dawson intends to seek dismissal of the class action claims.

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Important Information For Investors and Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

The transactions contemplated by the Merger Agreement, including, with respect to Dawson, the proposed merger and, with respect to TGC, the proposed issuance of TGC common stock in the merger and an amendment to TGC’s certificate of formation, will, as applicable, be submitted to the shareholders of Dawson and TGC for their consideration. In connection with the proposed merger, TGC filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a definitive joint proxy statement that also constitutes a prospectus of TGC.  The registration statement was declared effective by the SEC on December 31, 2014, and the definitive joint proxy statement/prospectus was mailed to Dawson and TGC shareholders on or about December 31, 2014 in connection with the proposed merger.

INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may currently obtain free copies of the definitive joint proxy statement/prospectus and other documents containing important information about Dawson and TGC filed with the SEC, through the website maintained by the SEC at www.sec.gov. Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in their “Investor Relations” sections), copies of materials they file with, or furnish to, the SEC, and investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-1099 or c/o Dennard-Lascar Associates at (713) 529-6600 to receive copies of documents that each company files with or furnishes to the SEC.

Participants in the Proxy Solicitation

Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transaction. Information about the directors and officers of Dawson is set forth in Dawson’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, which was filed with the SEC on December 15, 2014. Information about the directors and officers of TGC is set forth in the definitive joint proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and may be contained in other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Dawson cautions that statements herein which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect Dawson’s results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the possibility that the proposed transaction does not close when expected or at all because required shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the proposed transaction may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of Dawson and TGC; the reaction of the companies’ customers, employees and counterparties to the transaction; diversion of management time on transaction-related issues; the volatility of oil and natural gas prices; dependence upon energy industry spending; industry competition; reduced utilization; delays, reductions or cancellations of service contracts; high fixed costs of operations and high capital requirements; external factors affecting Dawson’s or TGC’s crews such as weather interruptions and inability to obtain land access rights of way; whether either company enters into turnkey or dayrate contracts; crew productivity; the limited number of clients; credit risk related to clients; and the availability of capital resources. A discussion of these and other factors, including risks and uncertainties with respect to Dawson is set forth in Dawson’s Form 10-K for the fiscal year ended September 30, 2014. Dawson disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: January 13, 2015	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and
Chief Financial Officer